20.4 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated December 1996

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate

Period Ending:         12/31/96
Determination Date      1/13/97                                  Pass Through
Distribution Date:      1/15/97                                      Rate            Balance         Pool Factor
                                                                 ------------    ---------------    -------------
                                    Class A-1 Certificate            6.20%       $215,000,000.00        0.8481019
                                    Class A-2 Certificate            6.70%       $147,000,000.00        1.0000000
                                    Class A-3 Certificate            7.00%       $137,000,000.00        1.0000000
                                    Class A-4 Certificate            7.30%        $72,000,000.00        1.0000000
                                    Class A-5 Certificate            7.60%       $183,573,000.00        1.0000000
                                    Class M   Certificate            7.90%        $64,414,000.00        1.0000000
                                    Class B-1 Certificate            8.00%        $69,015,000.00        1.0000000
                                    Class B-2 Certificate            9.00%        $32,209,764.00        1.0000000
                                                                                ----------------
                                                                                 $920,211,764.00

   I. RECAP OF POOL

                                                   Loan
                                                   Count          Class A-1          Class A-2       Class A-3        Class A-4
                                              ---------------  ----------------  ---------------  ---------------  ---------------
      Beginning Certificate Balance                    31,885   $190,622,457.06  $147,000,000.00  $137,000,000.00   $72,000,000.00
      Principal Collected                                   0     $1,842,002.57             0.00             0.00             0.00
      Principal Payments in Full                          170     $4,552,639.29             0.00             0.00             0.00
      Liquidation Proceeds                                  0     $1,352,325.62             0.00             0.00             0.00
      Contract Repurchases                                  0             $0.00             0.00             0.00             0.00
      Defaulted Contracts                                  71       $533,589.41             0.00             0.00             0.00
                                              ---------------  ----------------  ---------------  ---------------  ---------------
      Ending Certificate Balance                       31,644   $182,341,900.17  $147,000,000.00  $137,000,000.00   $72,000,000.00
                                              ===============  ================  ===============  ===============  ===============

                                                 Class A-5         Class M           Class B-1       Class B-2          Total
                                              ---------------  ----------------  --------------------------------  ---------------
      Beginning Certificate Balance           $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40  $895,834,221.46
      Principal Collected                                0.00              0.00             0.00             0.00    $1,842,002.57
      Principal Payments in Full                         0.00              0.00             0.00             0.00    $4,552,639.29
      Liquidation Proceeds                               0.00              0.00             0.00             0.00    $1,352,325.62
      Contract Repurchase                                0.00              0.00             0.00             0.00            $0.00
      Defaulted Contracts                                0.00              0.00             0.00             0.00      $533,589.41
                                              ---------------  ----------------  ---------------  ---------------  ---------------
      Ending Certificate Balance              $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40  $887,553,664.57
                                              ===============  ================  ===============  ===============  ===============
                                                                                                      POOL FACTOR        0.9645102

                                      Page 1

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate


  II. DISTRIBUTIONS

                                                                    Class A-1        Class A-2       Class A-3        Class A-4
                                                                  -------------    -------------  ---------------  ---------------
      Principal Distribution Amount  $/$1,000       38.514218     $8,280,556.89            $0.00            $0.00            $0.00
      Interest Distribution Amount   $/$1,000        4.580850        984,882.69       820,750.00       799,166.67       438,000.00
      Unpaid Interest Shortfall                                            0.00             0.00             0.00             0.00
                                                                 --------------    -------------  ---------------  ---------------
      Total Distribution                                          $9,265,439.58      $820,750.00      $799,166.67      $438,000.00
                                                                 ==============    =============  ===============  ===============
                                                                  $/$1,000              5.583333         5.833333         6.083333


                                                  Class A-5         Class M          Class B-1       Class B-2         TOTAL
                                                --------------  ---------------    -------------  ---------------  ---------------
      Principal Distribution Amount                     $0.00             $0.00            $0.00            $0.00    $8,280,556.89
      Interest Distribution Amount               1,162,629.00        424,058.83       460,100.00       241,573.23     5,331,160.43
      Unpaid Interest Shortfall                          0.00              0.00             0.00             0.00             0.00
                                                --------------  ---------------    -------------  ---------------  ---------------
      Unpaid Interest Shortfall                 $1,162,629.00       $424,058.83      $460,100.00      $241,573.23   $13,611,717.32
                                                =============   ===============    =============  ===============  ===============
      Total Distribution             $/$1,000        6.333333          6.583333         6.666667         7.500000


 III. SERVICING FEES                                                                                  $746,528.52

      LATE FEES                                                                                        $35,171.56
      EXTENSION FEES                                                                                   $27,774.61

  IV. DELINQUENCY INFORMATION
                                              Days Delinquent     Number       Actual Balance  Delinq. Percentage
                                              ---------------    ------------  --------------- -----------------
                                                   31-59                  436   $10,974,907.99          1.23653%
                                                   60-89                  131    $3,446,639.11          0.38833%
                                                 90 or more               152    $4,165,673.67          0.46934%
                                                                 ------------  --------------- -----------------
                                              Total Delinquent            719   $18,587,220.77          2.09421%
                                                                 ============  =============== =================
                                      Memo:Incl. Repo Inventory           797   $21,132,501.70          2.38098%

                                      Page 2

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate


   V. REPOSSESSION INFORMATION

                                                                                                      Number        Actual Balance
                                                                                                ----------------  -----------------
 (A) BOP Repossessions                                                                                       68       $2,285,601.70
 (B) Plus Repossessions In Month                                                                             81       $2,215,392.21
 (C) Less Liquidations                                                                                       71       $1,955,712.98
                                                                                                ----------------  -----------------
 (D) EOP Repossessions                                                                                       78       $2,545,280.93
                                                                                                 ================  =================


  VI. REPURCHASES
                                                                                                     Number        Actual Balance
                                                                                                ----------------  -----------------
  (A) Contracts Repurchased or Replaced                                                                        0               $0.00
  (B) Eligible Substitute Contracts                                                                            0               $0.00
  (C) Difference Paid by Servicer                                                                              0               $0.00
                                                                                                 ----------------  -----------------
                                                                                                               0               $0.00
                                                                                                 ================  =================

 VII. RECONCILIATION OF RESERVE FUND

  (A) Beginning Reserve Fund Balance                                                               $9,202,117.64
  (B) Reserve Fund Investment Income                                                                  $44,310.77
  (C) Reserve Fund Draw For Distributions                                                                  $0.00
  (D) Excess Interest Deposit to Reserve Fund                                                      $1,500,761.50
  (E) Reserve Fund Balance Prior to Release                                                       $10,747,189.91
  (F) Specified Reserve Fund Balance                                                               $9,202,117.64
  (G) Reserve Fund Release                                                                         $1,545,072.27
  (H) Ending Reserve Fund Balance                                                                  $9,202,117.64

VIII. RECONCILIATION OF CLASS M RESERVE ACCOUNT

  (A) Beginning Reserve Account Balance                                                            $1,272,176.50
  (B) Reserve Fund Investment Income                                                                   $6,125.89
  (C) Reserve Account Draw for Monthly & Interest Shortfall                                                $0.00
  (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
  (E) Excess Interest Deposit to Reserve Account                                                   $1,545,072.27
  (F) Reserve Account Balance Prior to Release                                                     $2,823,374.66
  (G) Specified Reserve Account Balance                                                            $1,272,176.50
  (H) Reserve Account Release                                                                      $1,551,198.16
  (I) Ending Reserve Account Balance                                                               $1,272,176.50

                                            Page 3

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate


  IX. RECONCILIATION OF CLASS B-1 RESERVE ACCOUNT

  (A) Beginning Reserve Account Balance                                                             $1,380,300.00
  (B) Reserve Fund Investment Income                                                                    $6,646.53
  (C) Reserve Account Draw for Monthly & Interest Shortfall                                                 $0.00
  (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                               $0.00
  (E) Excess Interest Deposit to Reserve Account                                                    $1,551,198.16
  (F) Reserve Account Balance Prior to Release                                                      $2,938,144.69
  (G) Specified Reserve Account Balance                                                             $1,380,300.00
  (H) Reserve Account Release                                                                       $1,557,844.69
  (I) Ending Reserve Account Balance                                                                $1,380,300.00


   X. RECONCILIATION OF CLASS B-2 RESERVE ACCOUNT

  (A) Beginning Reserve Account Balance                                                               $724,719.69
  (B) Reserve Fund Investment Income                                                                    $3,489.73
  (C) Reserve Account Draw for Monthly Interest & Interest Shortfall                                        $0.00
  (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                               $0.00
  (E) Excess Interest Deposit to Reserve Account                                                    $1,557,844.69
  (F) Reserve Account Balance Prior to Release                                                      $2,286,054.11
  (G) Specified Reserve Account Balance                                                               $724,719.69
  (H) Reserve Account Release                                                                       $1,561,334.42
  (I) Ending Reserve Account Balance                                                                  $724,719.69


  XI. MONTHLY ADVANCE INTEREST

  (A) Beginning Monthly Advance Amount                                                              $2,623,630.71
  (B) Monthly Amount Advanced                                                                         $271,594.68
                                                                                                  ---------------
  (C) Ending Monthly Advance Amount                                                                 $2,895,225.39

                                            Page 4

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate


 XII. DELINQUENCY RATIOS

      Current Loss Ratio                       September          October             November                        December
        Realized Losses                       $119,812.40       $246,907.82         $414,422.42                      $533,589.41
        Cumulative Realized Losses            $119,812.40       $366,720.22         $781,142.64                     $1,314,732.05
        Ending Pool Balance                 $913,352,259.34   $904,414,846.03     $895,834,221.46                  $887,553,664.57

                                                                                                     Average
   (A) Average 30-Day Delinquency Ratio               0.889%            0.981%              1.064%        1.094%            1.237%
   (B) Average 60-Day Delinquency Ratio               0.267%            0.371%              0.343%        0.368%            0.388%
   (C) Cumulative Realized Loss Ratio                 0.013%            0.041%              0.087%                          0.148%
   (D) Current Realized Loss Ratio                       N/A               N/A                 N/A                          0.531%


XIII. RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                                         $1,561,334.42

                                            Page 5

             Associates MH Pass-Through Certificates, Series 1996-1
                         Trustee Payment Reconciliation
                                December 31, 1996


                  AVAILABLE FUNDS                                                PAYMENTS BY THE TRUSTEE
Principal Received                     $7,746,967.48             Class A-1 Principal                       $8,280,556.89
Defaulted Principal                      $533,589.41
Collected Interest                     $7,840,445.17             Class A-1 Interest                           984,882.69
Advanced Interest                        $271,594.68             Class A-2 Interest                           820,750.00
Extension Fees                            $27,774.61             Class A-3 Interest                           799,166.67
Late Charges                              $35,171.56             Class A-4 Interest                           438,000.00
                                      --------------             Class A-5 Interest                         1,162,629.00
Subtotal FCFC                         $16,455,542.91             Class M Interest                             424,058.83
                                                                 Class B-1 Interest                           460,100.00
Investment Income                                                Class B-2 Interest                           241,573.23
                                                                                                          --------------
  Reserve Fund                            $44,310.77             Total Interest                            $5,331,160.42
  Class M Reserve Fund                     $6,125.89                                                      --------------
  Class B-1 Reserve Fund                   $6,646.53             Certificate Payments                     $13,611,717.31
  Class B-2 Reserve Fund                   $3,489.73
                                      --------------
Total Reserve Income                      $60,572.92
                                      --------------
                                                                 Investments
Total Available Funds                 $16,516,115.83             Reserve Fund                                      $0.00
                                      ==============             Class M Reserve Account                           $0.00
                                                                 Class B-1 Reserve Account                         $0.00
                                                                 Class B-2 Reserve Account                         $0.00
                                                                                                          --------------
                                                                   Total Investments                               $0.00

                                                                 Less:  Class B-2 Interest                    241,573.23
                                                                 Less:  Reserve Fund Income                   $60,572.92
                                                                                                          --------------
                                                                 Net Payment to Trustee                   $13,309,571.16
                                                                                                          ==============

                                                                 Memo:  Reconciliation
                                                                 Plus:  Defaulted Principal               $   533,589.41
                                                                 Plus:  Class R Dist                        1,561,334.42
                                                                 Plus:  Servicer Fee                          746,528.52
                                                                 Plus:  Class B-2 Interest                    241,573.23
                                                                 Plus:  Reserve Income                         60,572.92
                                                                 Plus:  Late/Extension Fees                    62,946.17
                                                                                                          --------------

                                                                 Total Available Funds                    $16,516,115.83
                                                                                                          ==============


**Corrected for "Memo Reconciliation" presentation
  including Reserve Income incorrectly.
                                            Page 1